ACQUISITIONS (Tables)	12 Months Ended
Dec. 31, 2014
ACQUISITIONS [Abstract]
Fair Value of Identifiable Assets Acquired and Liabilities Assumed
The following table summarizes the acquisition date fair value of identifiable assets acquired and liabilities assumed in connection with the acquisitions completed in the years ended December 31, 2014 and December 31, 2013, in accordance with the acquisition method of accounting:

	2014 Acquisitions			2013 Acquisitions
	Managed Properties (A)	Triple Net Lease Properties	Total	Managed Properties (B)	Triple Net Lease Properties	Total
Real estate investments	$116,674	$143,869	$260,543	$268,011	$937,596	$1,205,607
In-place lease intangibles	15,301	39,894	55,195	31,673	57,830	89,503
Above/below market lease intangibles	—	819	819	—	5,049	5,049
Other intangibles	—	—	—	5,200	—	5,200
Assumed mortgage notes payable	—	—	—	(43,128)	—	(43,128)
Other assets, net of other liabilities	(70)	(1,552)	(1,622)	(2,157)	—	(2,157)
Total Consideration	131,905	183,030	314,935	259,599	1,000,475	1,260,074

Mortgage notes payable	(80,144)	(115,000)	(195,144)	(175,871)	(719,350)	(895,221)
Net assets	51,761	68,030	119,791	83,728	281,125	364,853
Total acquisition related expenses	$2,105	$993	$3,098	$5,810	$4,513	$10,323

(A)	Includes $50 for the fair value of earn-out consideration. The earn-out is limited to $750 as per the agreement.
(B)	Includes $1,500 for the fair value of earn-out consideration. In 2014, this earn-out was remeasured to zero.

Effect of Acquisitions on Revenues and Pre-tax Net Income (Loss)
The following table illustrates the effect of the acquisitions completed in the year ended December 31, 2014 on revenues and pre-tax net income (loss) as if they had been consummated as of January 1, 2013:

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Revenues	$278,900	$267,822
Pre-tax net Income (loss)	$(55,028)	$(53,767)